                                                                    Exhibit 99.1

[Logo of Bear Stearns]

[Letterhead of Bear Stearns]

New ABS Issue

$589,500,000 (Approximate)

Certificates for Home Equity Loans, Series 2001-C


Conseco Finance Home Equity Loan Trust 2001-C
Trust

Conseco Finance Securitizations Corp.
Seller

Conseco Finance Corp.
Servicer


July 31, 2001 (Updated: August 2, 2001)


                            [Logo of Bear Stearns]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[Logo of Bear Stearns]

[Letterhead of Bear Stearns]



STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER
                                  INFORMATION

     The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

     The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

     The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

     Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

     General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.


                            [Logo of Bear Stearns]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[Logo of Bear Stearns]                               Computational Materials for
                                   Conseco Finance Home Equity Loan Trust 2001-C

STRUCTURAL SUMMARY (a), (b), (c)

    --------------------------------------------------------------------------------------------------------------------
                                                                           Principal         Final
                         Original    % of                       WAL         Lockout/       Scheduled
                        Principal    Pool                     To Call        Window       Distribution       Ratings
    Certificates          Balance   Balance      Coupon       (years)       (months)          Date        (Moody's/S&P)
    --------------------------------------------------------------------------------------------------------------------
    Class A-1        $223,734,000   37.29%         (d)           1.01       0 / 23         9/15/18           Aaa/AAA
    Class A-2          55,246,000    9.21%      Fixed (g)        2.14      22 / 7          10/15/20          Aaa/AAA
    Class A-3          84,857,000   14.14%      Fixed (g)        3.00      28 / 19         11/15/25          Aaa/AAA
    Class A-4          89,015,000   14.84%      Fixed (g)        5.50      46 / 48         3/15/30           Aaa/AAA
    Class A-5          39,148,000    6.52%     Fixed (f)(g)      7.98      93 / 3          8/15/33           Aaa/AAA
    Class A-IO                (k)   20.00%         (h)           1.04 (i)  11 / 19         2/15/04           Aaa/AAA
    Class M-1          45,000,000    7.50%         (e)           5.38      37 / 59         8/15/33           Aa3AA+
    Class M-2          33,000,000    5.50%         (e)           5.37      36 / 60         8/15/33            A3/A
    Class B-1          19,500,000    3.25%         (e)           5.37      36 / 60         8/15/33          Baa1/BBB
    Class B-2 (j)      10,500,000    1.75%         (e)           5.19      36 / 60         8/15/33           Ba1/BB+
    --------------------------------------------------------------------------------------------------------------------

   Notes:
  (a) 100% Prepayment Assumption: 5.00% CPR in month 1 building to 25.00% by month 12. On and after month 12, 25.00% CPR.
  (b)    Transaction priced to 10% clean-up call.
  (c) The principal balance of each Class of Certificates is subject to a 10% variance.
  (d)    The lesser of (a) one-month LIBOR plus the related margin per annum and
         (b) 15.00% per annum, subject to the Net WAC Cap Rate.
  (e)    The lesser of (a) one-month LIBOR plus the related margin per annum and
         (b) 15.00% per annum, subject to the Net WAC Cap Rate.
  (f) The Certificate Rate applicable to the Class A-5 Certificates will increase by 0.50% if the 10% clean-up call is not exercised.
  (g)    Subject to the Net WAC Cap Rate (as defined herein).
  (h) The Class A-IO Certificates will only receive interest, which will be paid pursuant to the following schedule: For months 1 to 12 ([11.00]% per annum); for months 13 to 30 ([10.75]% per annum); thereafter (0.00% per annum).
  (i)    Duration.
  (j)    The Class B-2 Certificates are not being offered hereby.
  (k) The lesser of (a) from and including the closing date through the 11/th/ distribution date ($[130,000,000]); from and including the 12/th/ through the 17/th/ distribution date ($[110,000,000]); from and including the 18/th/ through the 23/rd/ distribution date ($[75,000,000]); and from and including the 24/th/ through the 29/th/ distribution date ($[64,000,000]); thereafter ($0) and (b) the pool balance.

COLLATERAL

   - A pool of fixed-rate home equity loans secured by first lien (80%) and junior lien (20%) mortgages on primarily one- to four-family residential properties.
   - The collateral information presented herein is based on the `Statistical Calculation Date' of July 1, 2001. The actual pool balance as of the Closing Date will be approximately $600,000,000; a portion of which may be pre-funded for up to 90 days from the Closing Date.

CREDIT ENHANCEMENT

    - Excess spread, which will be used to cover losses and to build overcollateralization (as described herein). Subordination (as described herein).

EXPECTED TIMING


                            [Logo of Bear Stearns]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[Logo of Bear Stearns]                               Computational Materials for
                                   Conseco Finance Home Equity Loan Trust 2001-C


Trust:                        Conseco Finance Home Equity Loan Trust 2001-C

Depositor:                    Conseco Finance Securitizations Corp.

Servicer:                     Conseco Finance Corp. ("Conseco Finance"), a
                              wholly-owned subsidiary of Conseco Inc. The obligations of Conseco Finance and Conseco Finance
                              Securitizations Corp. relating to the Mortgage
                              Loans, the Certificates and the Trust are not guaranteed by Conseco Inc.

Trustee:                      U.S. Bank Trust National Association

Co-Lead Underwriters:         Bear, Stearns & Co. Inc.
                              Credit Suisse First Boston Corporation

Other Underwriters:           Banc One Capital Markets, Inc.
                              Deutsche Banc Alex.
                              Brown Inc. Lehman Brothers Inc.
                              Merrill Lynch, Pierce, Fenner & Smith Incorporated

The Certificates:             The Trust will issue multiple classes of
                              certificates: The Class A-1, Class A-2, Class A-3,
                              Class A-4, Class A-5, Class A-IO, Class M-1, Class
                              M-2, Class B-1 Certificates will be offered publicly (the "Offered Certificates"). The Class
                              B-2 Certificates will not be offered hereby (the
                              "Class B-2 Certificates", and together with the "Offered Certificates," the "Certificates"). The issuer will retain the Class C, Class P and Class
                              R Certificates (collectively, the "Retained
                              Certificates").

The Assets of the Trust:      The Certificates are principally secured by the
                              assets of the Trust, which will consist of (a) home equity loans that have fixed rates of interest and are secured primarily by first lien and junior lien mortgages on one- to four-family residential properties (the "Mortgage Loans"); (b) payments due on the Mortgage Loans on and after the cut-off date; (c) payments under the Yield
                              Maintenance Agreements (as described herein); and
                              (d) amounts on deposit in certain accounts. The
                              Mortgage Loans will primarily be secured by mortgages, deeds of trust or other similar security instruments.

Cut-off Date:                 As of August 1, 2001.

Closing Date:                 On or about August 22, 2001.

Collection Period:            The calendar month preceding the month of a
                              Distribution Date.

Record Date:                  The business day just before the Distribution
                              Date.

                            [Logo of Bear Stearns]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[Logo of Bear Stearns]                               Computational Materials for
                                   Conseco Finance Home Equity Loan Trust 2001-C


Distribution Date:            The 15/th/ of each month (or the next business
                              day), commencing on September 17, 2001.

Delay Days:                   The Certificates will have no payment delay.

Certificate Rate:             Interest will accrue on the Class A-2, Class A-3,
                              Class A-4, A-5 and Class A-IO Certificates at the related pass-through rate from the Closing Date or from the most recent Distribution Date on which interest has been paid to, but excluding, the following Distribution Date, and will be computed on a 30/360-day basis.

                              The interest rate applicable to the Class A-5 will increase by 0.50% after the Optional Termination Date, if not exercised.

                              Interest will accrue on the Class A-1, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates at the related pass-through rate from the Closing Date or from the most recent Distribution Date on which interest has been paid to, but excluding, the following Distribution Date, and will be computed on an actual/360-day basis. Interest on the Class A-1, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates will be calculated at a per annum rate equal to the lesser of (x) One-Month LIBOR plus the related margin (the "Formula Rate") and (y) 15.00% per annum, subject to the Net WAC Cap Rate.

Net WAC Cap Rate:             With respect to any Distribution Date and the
                              Certificates, the weighted average of the Net
                              Mortgage Loan Rates, adjusted for the payment under the Class A-IO.

Net Mortgage Loan Rate:       With respect to any Mortgage Loan, the Mortgage
                              Loan rate thereon minus the rates at which (a) the trustee fee, (b) the servicing fee, and (c) the cap provider fee are paid.


                            [Logo of Bear Stearns]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

 [Logo of Bear Stearns]                            Computational Materials for
                                   Conseco Finance Home Equity Loan Trust 2001-C



Yield Maintenance Agreements:      The Trust will benefit from a series of
                                   interest rate cap payments from a AAA/Aaa
                                   (S&P/Moody's) rated interest rate cap
                                   provider pursuant to five yield maintenance agreements, which are intended to partially mitigate the interest rate risk that could result from the difference between the Formula Rates on the Class A-1, Class M-1,
                                   Class M-2, Class B-1 and Class B-2
                                   Certificates and the Net WAC Cap Rate (the
                                   "Yield Maintenance Agreements").

                                   On each Distribution Date, payments under the Yield Maintenance Agreements will be made based on an amount equal to the notional balance of (a) for the Class A-1 Certificates, 75% of the pricing speed assumption through January 2004 (assuming no losses or delinquencies), and zero thereafter, and (b) for the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates, each based on an amortization schedule applying a constant 18% CPR through August 2009 (assuming no losses or delinquencies), and zero thereafter (each, a "Yield Maintenance Agreement Notional Balance"). It is anticipated that the Yield Maintenance Agreements will include the following terms:

                                   ------------------------------------------------------------
                                   NOTIONAL BALANCE              STRIKE RATE            MONTHS
                                   ------------------------------------------------------------
                                   Class A-1 @ 75% PPC             [8.50]%                1-29
                                   Class M-1 @ 18% CPR             [6.50]%                1-96
                                   Class M-2 @ 18% CPR             [6.50]%                1-96
                                   Class B-1 @ 18% CPR             [7.00]%                1-96
                                   Class B-2 @ 18% CPR             [7.25]%                1-96
                                   ------------------------------------------------------------

                            [Logo of Bear Stearns]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

 [Logo of Bear Stearns]                            Computational Materials for
                                   Conseco Finance Home Equity Loan Trust 2001-C



Reserve Fund:                      Immediately prior to each Distribution Date,
                                   the Trustee shall deposit into the Reserve
                                   Fund an amount equal to the Reserve Fund
                                   Addition.

                                   The "Reserve Fund Addition" means, with
                                   respect to each Yield Maintenance Agreement and each Distribution Date, the amount equal to the interest accrued during the related interest accrual period at a rate equal to the excess of (x) 1-month LIBOR over (y) the related strike rate, on an amount equal to the related Yield Maintenance Agreement Notional Balance.

                                   On each Distribution Date, the Trustee shall withdraw from the Reserve Fund (to the extent of funds available on deposit therein) amounts to cover the following items in the following order of priority:

                                   (1)  to the holders of the Class A-1
                                        Certificates, any Interest Carry-Forward
                                        Amount;
                                   (2)  to the holders of the Class M-1
                                        Certificates, any Interest Carry-Forward
                                        Amount;
                                   (3)  to the holders of the Class M-2
                                        Certificates, any Interest Carry-Forward
                                        Amount;
                                   (4)  to the holders of the Class B-1
                                        Certificates, any Interest Carry-Forward
                                        Amount;
                                   (5)  to the holders of the Class B-2
                                        Certificates, any Interest Carry-Forward
                                        Amount.

                            [Logo of Bear Stearns]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

 [Logo of Bear Stearns]                            Computational Materials for
                                   Conseco Finance Home Equity Loan Trust 2001-C


Class A Formula Principal
Distribution Amount:               The "Class A Formula Principal Distribution
                                   Amount " is the excess of (a) the Class
                                   Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (b) the lesser of (I) [61.50]% of the aggregate Principal Balance of the Mortgage
                                   Loans as of the last day of the related
                                   collection period and (II) the aggregate
                                   Principal Balance of the Mortgage Loans as of the last day of the related collection period, less the OC Floor.

                                   Any payments of principal allocable to the
                                   Class A Certificates shall be paid
                                   sequentially to the Class A-1, Class A-2,
                                   Class A-3, Class A-4 and Class A-5
                                   Certificates, in that order, until paid in
                                   full.
Class M-1 Formula Principal
Distribution Amount:               The "Class M-1 Formula Principal Distribution
                                   Amount " is the excess of (1) the sum of (a)
                                   the Class Principal Balance of the Class A
                                   Certificates (after taking into account
                                   distributions of the Class A Formula
                                   Principal Distribution Amount for such
                                   Distribution Date) and (b) the Class
                                   Principal Balance of the M-1 Certificates
                                   immediately prior to such Distribution Date
                                   over (2) the lesser of: (a) [76.50]% of the
                                   aggregate Principal Balance of the Mortgage
                                   Loans as of the last day of the related
                                   collection period and (b) the aggregate
                                   Principal Balance of the Mortgage Loans as of
                                   the last day of the related collection
                                   period, less the OC Floor.
Class M-2 Formula Principal
Distribution Amount:               The "Class M-2 Formula Principal Distribution
                                   Amount " is the excess of (1) the sum of (a)
                                   the Class Principal Balance of the Class A
                                   Certificates (after taking into account
                                   distributions of the Class A Formula
                                   Principal Distribution Amount for such
                                   Distribution Date), (b) the Class Principal
                                   Balance of the Class M-1 Certificates (after
                                   taking into account distributions of the
                                   Class M-1 Formula Principal Distribution
                                   Amount for such Distribution Date) and (c)
                                   the Class Principal Balance of the M-2
                                   Certificates immediately prior to such
                                   Distribution Date over (2) the lesser of: (a)
                                   [87.50]% of the aggregate Principal Balance
                                   of the Mortgage Loans as of the last day of
                                   the related collection period and (b) the
                                   aggregate Principal Balance of the Mortgage
                                   Loans as of the last day of the related
                                   collection period, less the OC Floor.
Class B-1 Formula Principal
Distribution Amount:               The "Class B-1 Formula Principal Distribution
                                   Amount " is the excess of (1) the sum of (a) the Class Principal Balance of the Class A
                                   Certificates (after taking into account
                                   distributions of the Class A Formula
                                   Principal Distribution Amount for such
                                   Distribution Date), (b) the Class Principal
                                   Balance of the Class M-1 Certificates (after taking


                            [Logo of Bear Stearns]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

 [Logo of Bear Stearns]                            Computational Materials for
                                   Conseco Finance Home Equity Loan Trust 2001-C


                                   into account distributions of the Class M-1
                                   Formula Principal Distribution Amount for
                                   such Distribution Date), (c) the Class
                                   Principal Balance of the Class M-2
                                   Certificates (after taking into account
                                   distributions of the Class M-2 Formula
                                   Principal Distribution Amount for such
                                   Distribution Date) and (d) the Class
                                   Principal Balance of the B-1 Certificates
                                   immediately prior to such Distribution Date
                                   over (2) the lesser of: (a) [94.00]% of the
                                   aggregate Principal Balance of the Mortgage
                                   Loans as of the last day of the related
                                   collection period and (b) the aggregate
                                   Principal Balance of the Mortgage Loans as of
                                   the last day of the related collection
                                   period, less the OC Floor.
Class B-2 Formula Principal
Distribution Amount:               The "Class B-2 Formula Principal Distribution
                                   Amount " is the excess of (1) the sum of (a) the Class Principal Balance of the Class A
                                   Certificates (after taking into account
                                   distributions of the Class A Formula
                                   Principal Distribution Amount for such
                                   Distribution Date), (b) the Class Principal
                                   Balance of the Class M-1 Certificates (after taking into account distributions of the Class M-1 Formula Principal Distribution
                                   Amount for such Distribution Date), (c) the
                                   Class Principal Balance of the Class M-2
                                   Certificates (after taking into account
                                   distributions of the Class M-2 Formula
                                   Principal Distribution Amount for such
                                   Distribution Date), (d) the Class Principal
                                   Balance of the Class B-1 Certificates (after taking into account distributions of the Class B-1 Formula Principal Distribution
                                   Amount for such Distribution Date) and (d) the Class Principal Balance of the Class B-2
                                   Component immediately prior to such
                                   Distribution Date over (2) the lesser of: (a)
                                   [97.50]% of the aggregate Principal Balance of the Mortgage Loans as of the last day of the related collection period and (b) the aggregate Principal Balance of the Mortgage
                                   Loans as of the last day of the related
                                   collection period, less the OC Floor.

                            [Logo of Bear Stearns]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

 [Logo of Bear Stearns]                            Computational Materials for
                                   Conseco Finance Home Equity Loan Trust 2001-C



Priority of Payments:              On each Distribution Date, principal and
                                   interest collections will be allocated from the payment account in the following order of priority:

                                   Payments of Interest Collections
                                   (1) To the interest rate cap provider, the
                                       cap provider fee;
                                   (2) Concurrently, to the Class A and Class A-
                                       IO Certificates, Current Interest for
                                       each such Class;
                                   (3) To the Class M-1 Certificates, Current
                                       Interest for such Class;
                                   (4) To the Class M-2 Certificates, Current
                                       Interest for such Class;
                                   (5) To the Class B-1 Certificates, Current
                                       Interest for such Class;
                                   (6) To the Class B-2 Certificates, Current
                                       Interest for such Class.

                                   Payments of Principal Collections
                                   Prior to the Stepdown Date or if a Trigger
                                   Event is in effect:
                                   (1) To the Class A Certificates, until the Class A Certificates have been paid in full;
                                   (2)    To the Class M-1 Certificates, until
                                          the Class M-1 Certificates have been
                                          paid in full;
                                   (3)    To the Class M-2 Certificates, until
                                          the Class M-2 Certificates have been
                                          paid in full;
                                   (4)    To the Class B-1 Certificates, until
                                          the Class B-1 Certificates have been
                                          paid in full;
                                   (5)    To the Class B-2 Certificates, until
                                          the Class B-2 Certificates have been
                                          paid in full.

                                   On and after the Stepdown Date and so long as a Trigger Event is not in effect:
                                   (1) To the Class A Certificates, the Class A
                                       Formula Principal Distribution Amount;
                                   (2) To the Class M-1 Certificates, the Class
                                       M-1 Formula Principal Distribution
                                       Amount;
                                   (3) To the Class M-2 Certificates, the Class
                                       M-2 Formula Principal Distribution
                                       Amount;
                                   (4) To the Class B-1 Certificates, the Class
                                       B-1 Formula Principal Distribution
                                       Amount;
                                   (5) To the Class B-2 Certificates, the Class
                                       B-2 Formula Principal Distribution
                                       Amount.

                            [Logo of Bear Stearns]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

 [Logo of Bear Stearns]                            Computational Materials for
                                   Conseco Finance Home Equity Loan Trust 2001-C



                                   Payments of Excess Cashflow
                                   (1) The Extra Principal Distribution Amount,
                                       to the Certificates as described under
                                       "Payments of Principal Collections"
                                       above;
                                   (2) To the Class A Certificates, any Interest
                                       Carry Forward Amount for such Class;
                                   (3) To the Class M-1 Certificates, any
                                       Interest Carry Forward Amount for such
                                       Class;
                                   (4) To the Class M-1 Certificates, any Unpaid
                                       Realized Loss Amount for such Class;
                                   (5) To the Class M-2 Certificates, any
                                       Interest Carry Forward Amount for such
                                       Class;
                                   (6) To the Class M-2 Certificates, any Unpaid
                                       Realized Loss Amount for such Class;
                                   (7) To the Class B-1 Certificates, any
                                       Interest Carry Forward Amount for such
                                       Class;
                                   (8) To the Class B-1 Certificates, any Unpaid
                                       Realized Loss Amount for such Class;
                                   (9) To the Class B-2 Certificates, any
                                       Interest Carry Forward Amount for such
                                       Class;
                                   (10)    To the Class B-2 Certificates, any
                                       Unpaid Realized Loss Amount for such
                                       Class;
                                   (11)    Any remaining amounts, to the holder
                                       of the Class C Certificates.

Interest Collections:              The "Interest Collections" will be equal to
                                   the sum of
                                           (a) all scheduled interest collected
                                               during the related Collection
                                               Period less the Servicing Fee,
                                               the Trustee Fee and certain other
                                               expenses payable under the Sale
                                               and Servicing Agreement;
                                           (b) Net Liquidation Proceeds
                                               collected during the related
                                               Collection Period (to the extent
                                               such Net Liquidation Proceeds
                                               related to interest).

Current Interest:                  "Current Interest" with respect to each Class
                                   of Certificates and each Distribution Date, is the interest accrued at the applicable
                                   Certificate Rate for the applicable Accrual
                                   Period on the Class Principal Balance of such Class.


                            [Logo of Bear Stearns]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

 [Logo of Bear Stearns]                            Computational Materials for
                                   Conseco Finance Home Equity Loan Trust 2001-C



Interest Carry Forward Amount:     "Interest Carry Forward Amount," with respect
                                   to each Class of Certificates and each
                                   Distribution Date, is the sum of (1) the excess of (a) Current Interest for such Class with respect to prior Distribution Dates over
                                   (b) the amount actually distributed to such Class with respect to interest on such prior
                                   Distribution Dates and (2) interest on such excess (to the extent permitted by applicable law) at the applicable Certificate Rate, to the extent not previously reimbursed by amounts in the Reserve Fund.

Principal Collections:             "Principal Collections " are equal to the sum
                                   of:
                                         (a) The scheduled principal collected
                                             during the related Collection
                                             Period;
                                         (b) Prepayments collected in the
                                             related Collection Period;
                                         (c) Principal Balance of each Mortgage
                                             Loan that was repurchased by the
                                             Seller; and
                                         (d) All Net Liquidation Proceeds
                                             collected during the related
                                             Collection Period (to the extent
                                             such Net Liquidation Proceeds
                                             related to principal).
Extra Principal
Distribution Amount:               The "Extra Principal Distribution Amount,"
                                   with respect to each Distribution Date, is
                                   the lesser of:
                                   (1) The excess, if any, of:
                                         (a) The Required Overcollateralization
                                             Amount for such Distribution Date
                                             over
                                         (b) The Overcollateralization Amount
                                             (after giving effect to
                                             distributions of principal other
                                             than any Extra Principal
                                             Distribution Amount) for such
                                             Distribution Date and
                                   (2) The Excess Cashflow for such Distribution
                                       Date available therefor in the priority
                                       set forth herein.
Formula Principal
Distribution Amount:               The "Formula Principal Distribution Amount,"
                                   with respect to each Distribution Date, is the sum of:
                                   (1) Principal Collections for such
                                       Distribution Date, and
                                   (2) Any Extra Principal Distribution Amount
                                       for such Distribution Date.

Excess Cashflow:                   "Excess Cashflow," with respect to any
                                   Distribution Date, is the excess, if any, of the Interest Collections and Principal
                                   Collections for such Distribution Date over required payments of interest and principal
                                   (excluding any Extra Principal Distribution
                                   Amount) on the Certificates on such
                                   Distribution Date.


                            [Logo of Bear Stearns]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

 [Logo of Bear Stearns]                            Computational Materials for
                                   Conseco Finance Home Equity Loan Trust 2001-C



OC Floor:                          "OC Floor" equals 0.50% of the Cut-off Date
                                   Principal Balance of the Mortgage Loans.
Required Overcollateralization
Amount:
                                   "Required Overcollateralization Amount" means prior to the Stepdown Date, (x) an amount equal to [1.25]% of the Cut-off Date
                                   Principal Balance of the Mortgage Loans, and
                                   (y) on and after the Stepdown Date, so long as an OC Step-up Trigger is not in effect, an amount equal to [2.50]% of the Principal
                                   Balance of the Mortgage Loans as of the last day of the related collection period, subject to a minimum amount equal to the OC Floor.

                                   If an OC Step-up Trigger is in effect, then the "Required Overcollateralization Amount" means prior to the Stepdown Date, (x) an amount equal to [1.75]% of the Cut-off Date Principal Balance of the Mortgage Loans, and
                                   (y) on and after the Stepdown Date, an amount equal to [3.50]% of the Principal Balance of the Mortgage Loans as of the last day of the related collection period, subject to a minimum amount equal to the OC Floor.

Overcollateralization Amount:      "Overcollateralization Amount," with respect
                                   to any Distribution Date, is the excess, if any, of: (a) the aggregate Principal Balance of the Mortgage Loans as of the last day of the related collection period over (b) the aggregate Class Principal Balance of the Certificates as of such date (after taking into account the payment of principal on such Certificates on such Distribution Date).

Stepdown Date:                     "Stepdown Date" is the later to occur of:
                                   (1)    the Distribution Date in September
                                          2004 (i.e., on the 37/th/ Distribution
                                          Date); and
                                   (2)    the first Distribution Date on which
                                          the Class A Certificates are less than
                                          or equal to [61.50]% of the aggregate
                                          Principal Balance of the Mortgage
                                          Loans as of the end of the related
                                          collection period.

Trigger Event:                     A "Trigger Event," with respect to each
                                   Distribution Date after the Stepdown Date, exists if (a) the three month rolling average of the Mortgage Loans that are 60+ days delinquent exceeds [38]% of the Senior
                                   Enhancement Percentage or (b) cumulative
                                   Realized Losses exceed the corresponding percentage of the Cut-off Date Principal
                                   Balance of the Mortgage Loans set forth below for such Distribution Date:

                                   Months from Cut-off Date
                                   37-48   [4.75]%;
                                   49-60   [5.75]%;




                            [Logo of Bear Stearns]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

 [Logo of Bear Stearns]                            Computational Materials for
                                   Conseco Finance Home Equity Loan Trust 2001-C



                                          61-72    [6.25]%;
                                          73+      [6.50]%.

Senior Enhancement Percentage:            A "Senior Enhancement Percentage,"
                                          with respect to each Distribution Date
                                          will be equal to the percentage
                                          obtained by dividing:
                                               (i)   the excess of (a) the
                                                     aggregate scheduled
                                                     principal balances of the
                                                     Mortgage Loans over (b) the
                                                     aggregate principal balance
                                                     of the Class A
                                                     Certificates, by
                                               (ii)  the aggregate scheduled
                                                     principal balances of the
                                                     Mortgage Loans.

OC Step-up Trigger:                       An "OC Step-up Trigger," with respect
                                          to each Distribution Date after the
                                          Stepdown Date, exists if cumulative
                                          Realized Losses exceed the
                                          corresponding percentage of the Cut-
                                          off Date Principal Balance of the
                                          Mortgage Loans set forth below for
                                          such Distribution Date:

                                          Months from Cut-off Date
                                          37-48  [5.50]%;
                                          49-60  [6.50]%;
                                          61-72  [7.00]%;
                                          73+    [7.25]%.

Applied Realized Loss Amount:             The "Applied Realized Loss Amount,"
                                          with respect to the Class M-1, Class
                                          M-2, Class B-1 and Class B-2
                                          Certificates (together, the
                                          "Subordinated Certificates") and as to
                                          any Distribution Date, means the sum
                                          of the Realized Losses with respect to
                                          Mortgage Loans which have been applied
                                          in reduction of the Class Principal
                                          Balances of such Class. (The Class A
                                          Certificates will not be subject to
                                          any writedown.)

Realized Loss:                            "Realized Loss" is the excess of the
                                          Principal Balance of a defaulted
                                          Mortgage Loan over the Net Liquidation
                                          Proceeds with respect thereto that are
                                          allocated to principal.

Unpaid Realized Loss Amount:              "Unpaid Realized Loss Amount," with
                                          respect to any Class of Subordinated
                                          Certificates and as to any
                                          Distribution Date, is the excess of
                                          (1) Applied Realized Loss Amounts with
                                          respect to such Class over (2) the sum
                                          of all distributions in reduction of
                                          the Applied Realized Loss Amounts on
                                          all previous Distribution Dates.


                            [Logo of Bear Stearns]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[Logo of Bear Stearns]                             Computational Materials for
                                   Conseco Finance Home Equity Loan Trust 2001-C



Liquidated Mortgage Loan:          A liquidated Mortgage Loan is a defaulted
                                   Mortgage Loan as to which all amounts that the servicer expects to recover on account of such loan have been received.

Net Liquidation Proceeds:          With respect to any Distribution Date, any
                                   cash amounts received in respect of
                                   Liquidated Mortgage Loans, whether through trustee's sale, foreclosure sale, disposition of REO, whole loan sale or otherwise (other than Insurance Proceeds and Released
                                   Mortgaged Property Proceeds), and any other cash amounts received in connection with the management of the Mortgaged Properties related to defaulted Mortgage Loans, in each case, net of any reimbursements to the Servicer and the Trustee from such amounts for any unreimbursed Servicing Fees, Trustee
                                   Fees, and unreimbursed Servicing Advances
                                   (including such Servicing Advances deemed to be nonrecoverable Servicing Advances) made and any other fees and expenses paid or owed to the Servicer, the Trustee or any other party in connection with the foreclosure, conservation and liquidation of the related
                                   Liquidated Mortgage Loans or Mortgaged
                                   Properties.

Credit Enhancement:                Excess Interest: Because more interest is
                                   expected to be paid by the borrowers than is necessary to pay the interest due on the Certificates and other fees and expenses of the Trust, excess interest collections will be available, commencing on the November 2001
                                   Distribution Date, to offset losses on the Mortgage Loans and to create and maintain the overcollateralization described below.

                                   Overcollateralization: The use of excess interest to make payments of principal on the Certificates will cause the aggregate principal balance of the Certificates to amortize more quickly than the aggregate principal balance of the Mortgage Loans, resulting in the overcollateralization of the Certificates. The amount of any such overcollateralization will be available to absorb losses realized on liquidated Mortgage Loans.




                            [Logo of Bear Stearns]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[Logo of Bear Stearns]                             Computational Materials for
                                   Conseco Finance Home Equity Loan Trust 2001-C



                                   Subordination: The Subordinated Certificates are designed to provide the holders of the securities having a higher payment priority with protection against losses by allocating realized losses among the subordinated securities, beginning with the securities with the lowest payment priority, before losses are allocated to securities with a higher payment priority.

                                   Credit enhancement with respect to the Class
                                   A Certificates will be as follows:
                                         .  Excess Interest: initially, [4.50]%
                                             per annum, before losses
                                         .  Overcollateralization: 0% at
                                             closing, building to [1.25]% of the
                                             original pool balance
                                         .  Subordination of the Class M-1,
                                             Class M-2, Class B-1 and Class B-2
                                             Certificates (initially, [18.00]%
                                             of the original pool balance)

                                   Credit enhancement with respect to the Class
                                   M-1 Certificates will be as follows:
                                         .  Excess Interest: initially, [4.50]%
                                             per annum, before losses
                                         .  Overcollateralization: 0% at
                                             closing, building to [1.25]% of the
                                             original pool balance
                                         .  Subordination of the Class M-2,
                                             Class B-1 and Class B-2
                                             Certificates (initially, [10.50]%
                                             of the original pool balance)

                                   Credit enhancement with respect to the Class
                                   M-2 Certificates will be as follows:
                                         .  Excess Interest: initially, [4.50]%
                                             per annum, before losses
                                         .  Overcollateralization: 0% at
                                             closing, building to [1.25]% of the
                                             original pool balance
                                         .  Subordination of the
                                              Class B-1 and Class B-2
                                              Certificates (initially, [5.00]%
                                              of the original pool balance)

                                   Credit enhancement with respect to the Class
                                   B-1 Certificates will be as follows:
                                         .  Excess Interest: initially, [4.50]%
                                              per annum, before losses
                                         .  Overcollateralization: 0% at
                                              closing, building to [1.25]% of
                                              the original pool balance
                                         .  Subordination of the Class B-2
                                              Certificates (initially, [1.75]%
                                              of the original pool balance)

                                   Credit enhancement with respect to the Class
                                   B-2 Certificates will be as follows:
                                         .  Excess Interest: initially, [4.50]%
                                              per annum, before losses
                                         .  Overcollateralization: 0% at
                                             closing, building to [1.25]% of the
                                             original pool balance.



                            [Logo of Bear Stearns]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[Logo of Bear Stearns]                             Computational Materials for
                                   Conseco Finance Home Equity Loan Trust 2001-C



Servicing Fee:                     With respect to each Mortgage Loan, the
                                   Servicer will receive a monthly fee from payments on the Mortgage Loans equal to 0.50% per annum on the Principal Balance of each Mortgage Loan. The Servicer will also be entitled to all ancillary servicing income, including: late fees and prepayment penalties.

Advancing:                         The Servicer will make advances each month of
                                   any scheduled payments on the loans that were due but not received during the prior due period, but it will be entitled to reimbursement for any advance.

Optional Repurchase:               Beginning on the payment date when the
                                   scheduled principal balance of the Mortgage
                                   Loans is less than 10% of the cut-off date principal balance of the Mortgage Loans, the holder of the Class C Certificates will have the right to repurchase all of the outstanding Mortgage Loans at a price sufficient to pay the aggregate unpaid principal balance of the Certificates and all accrued and unpaid interest thereon.

                                   If the holder of the Class C Certificates does not exercise the purchase option on the Mortgage Loans on or before the following payment date, then the pass-through rate on the Class A-5 certificates will increase by 0.50%.

Form of Registration:              Book-Entry form, same day funds through DTC,
                                   Clearstream and Euroclear.

Tax Status:                        The Certificates will represent ownership of
                                   REMIC regular interests, and will be treated as debt instruments for federal, state, local and franchise tax purposes.

ERISA Eligibility:                 The Class A, Class A-IO, Class M-1, Class M-2
                                   and Class B-1 Certificates may be eligible for purchase by employee benefit plans that are subject to ERISA.

SMMEA Treatment:                   The Certificates will not constitute
                                   "mortgage related securities" for purposes of SMMEA.



                            [Logo of Bear Stearns]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[Logo of Bear Stearns]                             Computational Materials for
                                   Conseco Finance Home Equity Loan Trust 2001-C


                          Prepayment Sensitivity Tables

Class A-1 (to call/mty)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                              0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  10.15         1.74         1.26         1.01          0.86         0.76
Modified Duration (years)                              7.92         1.63         1.20         0.97          0.83         0.73
First Principal Payment                             9/15/01      9/15/01      9/15/01      9/15/01       9/15/01      9/15/01
Last Principal Payment                              7/15/18      2/15/05      1/15/04      7/15/03       3/15/03     12/15/02
Principal Lockout (months)                                0            0            0            0             0            0
Principal Window (months)                               203           42           29           23            19           16
Illustrative Yield @ Par (30/360)                     3.97%        3.97%        3.97%        3.97%         3.97%        3.97%
------------------------------------------------------------------------------------------------------------------------------

Class A-2 (to call/mty)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                              0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  17.88         3.98         2.77         2.14          1.75         1.48
Modified Duration (years)                             11.61         3.53         2.53         1.98          1.63         1.40
First Principal Payment                             7/15/18      2/15/05      1/15/04      7/15/03       3/15/03     12/15/02
Last Principal Payment                              7/15/20      3/15/06     10/15/04      1/15/04       8/15/03      4/15/03
Principal Lockout (months)                              202           41           28           22            18           15
Principal Window (months)                                25           14           10            7             6            5
Illustrative Yield @ Par (30/360)                     4.99%        4.99%        4.99%        4.99%         4.99%        4.99%
------------------------------------------------------------------------------------------------------------------------------

Class A-3 (to call/mty)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                              0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  21.13         5.79         3.99         3.00          2.32         1.95
Modified Duration (years)                             12.34         4.84         3.50         2.70          2.13         1.80
First Principal Payment                             7/15/20      3/15/06     10/15/04      1/15/04       8/15/03      4/15/03
Last Principal Payment                              8/15/25      3/15/09     11/15/06      7/15/05       5/15/04     12/15/03
Principal Lockout (months)                              226           54           37           28            23           19
Principal Window (months)                                62           37           26           19            10            9
Illustrative Yield @ Par (30/360)                     5.41%        5.41%        5.41%        5.41%         5.41%        5.41%
------------------------------------------------------------------------------------------------------------------------------

Class A-4 (to call/mty)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                              0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  26.38        10.51         7.30         5.50          4.21         2.98
Modified Duration (years)                             12.71         7.47         5.68         4.52          3.58         2.63
First Principal Payment                             8/15/25      3/15/09     11/15/06      7/15/05       5/15/04     12/15/03
Last Principal Payment                              2/15/30      4/15/16      1/15/12      6/15/09      10/15/07      9/15/06
Principal Lockout (months)                              287           90           62           46            32           27
Principal Window (months)                                55           86           63           48            42           34
Illustrative Yield @ Par (30/360)                     6.22%        6.22%        6.22%        6.22%         6.22%        6.22%
------------------------------------------------------------------------------------------------------------------------------



                            [Logo of Bear Stearns]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[Logo of Bear Stearns]                             Computational Materials for
                                   Conseco Finance Home Equity Loan Trust 2001-C



                          Prepayment Sensitivity Tables

Class A-5 (to call)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                              0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  28.56        14.97        10.64         7.98          6.31         5.15
Modified Duration (years)                             12.29         9.14         7.36         5.98          4.98         4.22
First Principal Payment                             2/15/30      4/15/16      1/15/12      6/15/09      10/15/07      9/15/06
Last Principal Payment                              3/15/30      8/15/16      4/15/12      8/15/09      12/15/07     10/15/06
Principal Lockout (months)                              341          175          124           93            73           60
Principal Window (months)                                 2            5            4            3             3            2
Illustrative Yield @ Par (30/360)                     6.86%        6.86%        6.86%        6.86%         6.86%        6.86%
------------------------------------------------------------------------------------------------------------------------------

Class A-5 (to mty)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                              0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  29.23        19.14        14.05        10.73          8.51         6.95
Modified Duration (years)                             12.38        10.33         8.70         7.32          6.21         5.33
First Principal Payment                             2/15/30      4/15/16      1/15/12      6/15/09      10/15/07      9/15/06
Last Principal Payment                              7/15/31     12/15/28      7/15/23     10/15/18       5/15/15     11/15/12
Principal Lockout (months)                              341          175          124           93            73           60
Principal Window (months)                                18          153          139          113            92           75
Illustrative Yield @ Par (30/360)                     6.86%        6.91%        6.93%        6.95%         6.96%        6.96%
------------------------------------------------------------------------------------------------------------------------------

Class A-IO (to call/mty)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                              0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                   1.94         1.94         1.94         1.94          1.94         1.94
Modified Duration (years)                              1.04         1.04         1.04         1.04          1.04         1.04
First Principal Payment                             8/15/02      8/15/02      8/15/02      8/15/02       8/15/02      8/15/02
Last Principal Payment                              2/15/04      2/15/04      2/15/04      2/15/04       2/15/04      2/15/04
Principal Lockout (months)                               11           11           11           11            11           11
Principal Window (months)                                19           19           19           19            19           19
Illustrative Yield @ 19.83025% (30/360)               5.75%        5.75%        5.75%        5.75%         5.75%        5.75%
------------------------------------------------------------------------------------------------------------------------------



                            [Logo of Bear Stearns]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[logo of Bear Stearns]                               Computational Materials for
                                          Conseco Finance Home Loan Trust 2001-C


                          Prepayment Sensitivity Tables

Class M-1 (to call)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                             0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  25.52        10.16         7.10         5.38          4.54         4.27
Modified Duration (years)                             14.78         7.82         5.85         4.62          4.00         3.80
First Principal Payment                             6/15/21     10/15/06      3/15/05     10/15/04      12/15/04      3/15/05
Last Principal Payment                              3/15/30      8/15/16      4/15/12      8/15/09      12/15/07     10/15/06
Principal Lockout (months)                              237           61           42           37            39           42
Principal Window (months)                               106          119           86           59            37           20
Illustrative Yield @ Par (30/360)                     4.57%        4.57%        4.57%        4.57%         4.57%        4.57%
------------------------------------------------------------------------------------------------------------------------------

Class M-1 (to mty)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                             0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  25.65        10.99         7.76         5.91          4.96         4.61
Modified Duration (years)                             14.82         8.18         6.21         4.95          4.29         4.05
First Principal Payment                             6/15/21     10/15/06      3/15/05     10/15/04      12/15/04      3/15/05
Last Principal Payment                              6/15/31      2/15/26      3/15/20      1/15/16       2/15/13     12/15/10
Principal Lockout (months)                              237           61           42           37            39           42
Principal Window (months)                               121          233          181          136            99           70
Illustrative Yield @ Par (30/360)                     4.57%        4.57%        4.57%        4.57%         4.57%        4.57%
------------------------------------------------------------------------------------------------------------------------------

Class M-2 (to call)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                             0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  25.52        10.16         7.10         5.37          4.44         3.96
Modified Duration (years)                             14.11         7.64         5.75         4.55          3.87         3.51
First Principal Payment                             6/15/21     10/15/06      3/15/05      9/15/04      10/15/04     11/15/04
Last Principal Payment                              3/15/30      8/15/16      4/15/12      8/15/09      12/15/07     10/15/06
Principal Lockout (months)                              237           61           42           36            37           38
Principal Window (months)                               106          119           86           60            39           24
Illustrative Yield @ Par (30/360)                     5.01%        5.01%        5.01%        5.01%         5.01%        5.01%
------------------------------------------------------------------------------------------------------------------------------

Class M-2 (to mty)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                             0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  25.65        10.88         7.67         5.83          4.80         4.26

Modified Duration (years)
                                                      14.14         7.93         6.05         4.83          4.11         3.72
First Principal Payment                             6/15/21     10/15/06      3/15/05      9/15/04      10/15/04     11/15/04
Last Principal Payment                              4/15/31      2/15/24      6/15/18      7/15/14      11/15/11     12/15/09
Principal Lockout (months)                              237           61           42           36            37           38
Principal Window (months)                               119          209          160          119            86           62
Illustrative Yield @ Par (30/360)                     5.01%        5.01%        5.01%        5.01%         5.01%        5.01%
------------------------------------------------------------------------------------------------------------------------------

                            [LOGO of Bear Stearns]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[logo of Bear Stearns]                               Computational Materials for
                                          Conseco Finance Home Loan Trust 2001-C

                          Prepayment Sensitivity Tables

Class B-1 (to call)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                             0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  25.52        10.16         7.10         5.37          4.40         3.85
Modified Duration (years)                             13.04         7.33         5.57         4.43          3.76         3.35
First Principal Payment                             6/15/21     10/15/06      3/15/05      9/15/04       9/15/04     10/15/04
Last Principal Payment                              3/15/30      8/15/16      4/15/12      8/15/09      12/15/07     10/15/06
Principal Lockout (months)                              237           61           42           36            36           37
Principal Window (months)                               106          119           86           60            40           25
Illustrative Yield @ Par (30/360)                     5.79%        5.79%        5.79%        5.79%         5.79%        5.79%
------------------------------------------------------------------------------------------------------------------------------

Class B-1 (to mty)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                             0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  25.61        10.62         7.45         5.65          4.62         4.04
Modified Duration (years)                             13.06         7.50         5.75         4.60          3.90         3.48
First Principal Payment                             6/15/21     10/15/06      3/15/05      9/15/04       9/15/04     10/15/04
Last Principal Payment                              1/15/31      2/15/21     12/15/15      7/15/12       4/15/10      9/15/08
Principal Lockout (months)                              237           61           42           36            36           37
Principal Window (months)                               116          173          130           95            68           48
Illustrative Yield @ Par (30/360)                     5.79%        5.79%        5.79%        5.79%         5.79%        5.79%
------------------------------------------------------------------------------------------------------------------------------

Class B-2 (to call)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                             0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  25.41         9.85         6.86         5.19          4.24         3.70
Modified Duration (years)                             10.60         6.46         5.01         4.05          3.45         3.08
First Principal Payment                             6/15/21     10/15/06      3/15/05      9/15/04       9/15/04      9/15/04
Last Principal Payment                              3/15/30      8/15/16      4/15/12      8/15/09      12/15/07     10/15/06
Principal Lockout (months)                              237           61           42           36            36           36
Principal Window (months)                               106          119           86           60            40           26
Illustrative Yield @ Par (30/360)                     7.98%        7.98%        7.98%        7.98%         7.98%        7.99%
------------------------------------------------------------------------------------------------------------------------------

Class B-2 (to mty)
------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Speed Ramp:                             0%          50%          75%         100%          125%         150%
------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                                  25.41         9.88         6.88         5.21          4.26         3.71
Modified Duration (years)                             10.60         6.47         5.02         4.06          3.46         3.09
First Principal Payment                             6/15/21     10/15/06      3/15/05      9/15/04       9/15/04      9/15/04
Last Principal Payment                              6/15/30      8/15/17      1/15/13      3/15/10       6/15/08      3/15/07
Principal Lockout (months)                              237           61           42           36            36           36
Principal Window (months)                               109          131           95           67            46           31
Illustrative Yield @ Par (30/360)                     7.98%        7.98%        7.98%        7.98%         7.98%        7.99%
------------------------------------------------------------------------------------------------------------------------------


                            [LOGO of Bear Stearns]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

 [Logo] of Bear Stearns                              Computational Materials for
                                   Conseco Finance Home Equity Loan Trust 2001-C



 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


     ------------------------------------------------------------------------
      Current Principal Balance (as of 7/1/01)                  $472,116,126
      Loan Count                                                       5,811
      Average Current Principal Balance                              $81,245
      Range of Current Principal Balance                   $8,762 - $562,500
              Up to $25,000.00                                         2.72%
              $25,000.01 to $50,000.00                                12.08%
              $50,000.01 to $75,000.00                                15.60%
              $75,000.01 to $100,000.00                               14.79%
              $100,000.01 to $125,000.00                              14.10%
              $125,000.01 to $150,000.00                              10.09%
              $150,000.01 to $175,000.00                               7.64%
              $175,000.01 to $200,000.00                               4.96%
              $200,000.01 to $300,000.00                              11.10%
              $300,000.01 to $400,000.00                               5.40%
              $400,000.01 to $500,000.00                               1.17%
              $500,000.01 to $600,000.00                               0.34%
     ------------------------------------------------------------------------
      WA Gross Coupon                                                12.266%
      Range of Gross Coupons                                6.650% - 18.740%
              6.000% to 6.999%                                         0.03%
              7.000% to 7.999%                                         0.12%
              8.000% to 8.999%                                         0.52%
              9.000% to 9.999%                                         4.41%
              10.000% to 10.999%                                      14.59%
              11.000% to 11.999%                                      24.92%
              12.000% to 12.999%                                      29.07%
              13.000% to 13.999%                                      16.80%
              14.000% to 14.999%                                       7.81%
              15.000% to 15.999%                                       1.27%
              16.000% to 16.999%                                       0.32%
              17.000% to 17.999%                                       0.12%
              18.000% to 18.999%                                       0.01%
     ------------------------------------------------------------------------
      WA Original Amortization Term (mos)                                315
      WA Remaining Amortization Term (mos)                               314
      WA Age (mos)                                                         1
      WA Original Term to Maturity (mos)                                 314
      WA Remaining Term to Maturity (mos)                                313
              Up to 60                                                 0.16%
              61 to 120                                                2.42%
              121 to 180                                               6.58%
              181 to 240                                              19.98%
              241 to 300                                               5.84%
              301 to 360                                              65.02%
     ------------------------------------------------------------------------
      Balloon / Fully Amortizing                              0.55% / 99.45%
     ------------------------------------------------------------------------


                            [Logo] of Bear Stearns

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

 [Logo] of Bear Stearns                              Computational Materials for
                                   Conseco Finance Home Equity Loan Trust 2001-C



    ------------------------------------------------------------------------
     Lien Position
             First Lien                                              79.63%
             Second Lien                                             20.09%
             Third Lien                                               0.27%
    ------------------------------------------------------------------------


                            [Logo] of Bear Stearns

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[Logo of Bear Stearns]                             Computational Materials for
                                   Conseco Finance Home Equity Loan Trust 2001-C

 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                    ------------------------------------------------------------------------
                     Original CLTV
                       Weighted Average Original CLTV                                90.54%
                             Up to 40.000%                                            0.61%
                             40.001% to 50.000%                                       0.71%
                             50.001% to 60.000%                                       1.15%
                             60.001% to 70.000%                                       3.22%
                             70.001% to 80.000%                                      11.64%
                             80.001% to 90.000%                                      21.20%
                             90.001% to 100.000%                                     61.48%
                    ------------------------------------------------------------------------
                     Credit Score
                     Weighted Average Credit Score                                      622
                     Range of Credit Scores                                      439 to 805
                             Less than 500                                            1.39%
                             500 to 519                                               2.34%
                             520 to 539                                               5.12%
                             540 to 559                                               6.60%
                             560 to 579                                               8.29%
                             580 to 599                                              10.63%
                             600 to 619                                              13.17%
                             620 to 639                                              13.93%
                             640 to 659                                              12.18%
                             660 to 679                                              10.05%
                             680 to 699                                               6.90%
                             700 to 719                                               4.47%
                             720 to 739                                               2.34%
                             740 to 759                                               1.24%
                             760 to 779                                               0.72%
                             780 to 799                                               0.33%
                             800 to 819                                               0.06%
                             Not Available                                            0.23%
                    ------------------------------------------------------------------------
                     Credit Grade
                             A                                                       79.18%
                             B                                                       17.03%
                             C                                                        3.79%
                    ------------------------------------------------------------------------
                     Debt-to-Income Ratio
                     Weighted Average DTI Ratio                                      43.65%
                             Up to  20.000%                                           1.40%
                             20.001% to 25.000%                                       2.51%
                             25.001% to 30.000%                                       4.34%
                             30.001% to 35.000%                                       8.31%
                             35.001% to 40.000%                                      13.46%
                             40.001% to 45.000%                                      20.25%
                             45.001% to 50.000%                                      31.72%

                            [Logo of Bear Stearns]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[Logo of Bear Stearns]                             Computational Materials for
                                   Conseco Finance Home Equity Loan Trust 2001-C




            50.001% to 55.000%                                17.39%
            55.001% to 60.000%                                 0.43%
            Greater than 60.000%                               0.21%
       -------------------------------------------------------------


                            [Logo of Bear Stearns]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[Logo of Bear Stearns]                             Computational Materials for
                                   Conseco Finance Home Equity Loan Trust 2001-C



 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

                    ------------------------------------------------------------------------
                    Property Type
                      1-2 Family                                                     93.28%
                      Manufactured Housing                                            3.71%
                      Farm                                                            1.70%
                      Condominium                                                     0.99%
                      3-4 Family                                                      0.32%
                    ------------------------------------------------------------------------
                    Occupancy Status
                      Owner Occupied                                                 98.17%
                      Non-Owner Occupied                                              1.83%
                    ------------------------------------------------------------------------
                    Documentation
                      Full Documentation                                             97.01%
                      Limited Documentation                                           2.99%
                    ------------------------------------------------------------------------
                    Loan Purpose
                      Refinance                                                      90.03%
                      Debt Consolidation                                              9.51%
                      Purchase                                                        0.44%
                      Home Improvement                                                0.03%
                    ------------------------------------------------------------------------
                    Prepayment Penalties
                      None                                                           53.59%
                      6 months if paid within 36 months                              34.20%
                      6 months if paid within 12 months                               3.02%
                      1% of UPB                                                       0.03%
                      1% of UPB if paid within 60 months                              1.03%
                      1% of UPB if paid within 36 months                              5.11%
                      2% of UPB                                                       0.47%
                      2% of UPB if paid within 60 months                              0.03%
                      2% of UPB if paid within 12 months                              0.29%
                      5% of UPB if paid within 36 months                              0.72%
                      5 year sliding scale                                            0.83%
                      Blended                                                         0.68%
                    ------------------------------------------------------------------------
                    Geographic Concentration (* 5%)                               12.82% CA
                                                                                   8.02% FL
                                                                                   6.86% MI
                                                                                   5.63% TX
                    ------------------------------------------------------------------------

* greater than

                            [Logo of Bear Stearns]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.